EXHIBIT 10.2

                                                                  EXECUTION COPY








                                    AUXCIS NV

                                   as Pledgor,



                                       and


                          ABN AMRO CAPITAL (BELGIUM) NV
                           BODIN SAPHIR PENSION SCHEME
                             MAGNUM TECHNOLOGY LTD.
                                  J.J. MENNILLO

                                   as Pledgees





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                                PLEDGE AGREEMENT
                              relating to shares in
                           AUCXIS TRADING SOLUTIONS NV
                               Dated 2 April 2002


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                                                                  EXECUTION COPY


                             SHARE PLEDGE AGREEMENT
                             ----------------------

                                "THIS AGREEMENT"

BETWEEN

1. AUCXIS NV, a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 9190 Stekene, Zavelstraat 7, registered with the Commercial Registry of Dendermonde, section Sint-Niklaas as number 61.208, represented for the purpose of this Agreement by AUCXIS CORP., a company incorporated under the laws of the State of Nevada, United States of America, with its registered offices at Toronto Ontario M5H 1K4, 220, King Street West , represented for the purpose of this Agreement by Mr Dennis Petke, its Chief Financial Officer

     hereinafter referred to as the "Pledgor"

and

2.   ABN  AMRO  CAPITAL  (Belgium),   a  limited  liability  company  ("naamloze
     vennootschap") existing under the laws of Belgium, with its registered offices at 1000 Brussels, Regentlaan 53, Belgium, registered with the Commercial Registry of Brussels as number 622.783, represented for the purpose of this Agreement by either of Mr Koen Verbruggen, Mrs Anne Degeest or Mr Florent Schmidt, acting on the basis of a power of attorney, hereinafter referred to as the "First Pledgee",

3. BODIN SAPHIR PENSION SCHEME a small self administered pension scheme under the Laws of England, Heronden, Chart Hill, Chart Sutton, Kent ME 17 3EZ, England, represented for the purpose of this Agreement by Mr. Nicholas Saphir, as its trustee, hereinafter referred to as the "Second Pledgee",

4. MAGNUM TECHNOLOGY LTD., a limited liability company existing under the laws of Guernsey, with its administrative offices at St. Peter's House, St. Peter Port, GY1 6AX, Guernsey, The Channel Islands, represented for the purpose of this Agreement by First Board Limited, director, represented by Mr Nicholas Moss, hereinafter referred to as the "Third Pledgee",

5. Mr Jean Jacques MENNILLO, residing at 13190 Allauch, 270 Chemin de Carambot de la Ribassiere, France,

     hereinafter referred to as the "Fourth Pledgee",

Parties sub 2 to 5 (included) are hereinafter collectively referred to as the "Pledgees".

Parties sub 1 to 5 (included) are hereinafter individually referred to as a "Party" and collectively referred to as the "Parties".

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WHEREAS :

    1. Pursuant to a loan agreement dated 2 April 2002 (hereinafter referred to as the "Loan Agreement"), the Pledgees have agreed to make available to Aucxis Corp., a company incorporated under the laws of the State of Nevada, United States of America, with its registered offices at Toronto Ontario M5H 1K4, 220, King Street West, Canada (the "Borrower"), a convertible bridge loan for an aggregate principle amount of US $ 500.000,00 (five hundred thousand United States Dollars), of which the proceeds shall be applied by the Borrower in and towards funding its operational expenses and those of its European subsidiaries, more in particular (but not limited to) the Pledgor and Aucxis Trading Solutions, a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 9190 Stekene, Zavelstraat 7, Belgium, registered with the Commercial Registry of Dendermonde, section Sint-Niklaas, as number 43.775 ("the Company"), such costs including (but not being limited to) transaction and bridging costs arising out of or in relation with the prospective merger with AMI, with respect to which the Borrower undertakes in good faith to take all reasonable steps to complete, it being understood that nothing herein shall obligate the Borrower to complete the prospective merger with AMI if its board, acting in good faith, shall determine not so to complete.
    2.  The  Pledgor  owns 592 of the 640  shares  in the share  capital  of the
        Company.
    3. Of the above 592 shares, 256 (i.e. N(degree)s 385 to 640 (included)) are owned free and clear of any pledges, liens, charges or other encumbrances, and a further 336 (i.e. N(degree)s 49 to 384 (included)) have been pledged to Mr Luc Schelfhout ("Schelfhout") and Mrs Hilde De Laet ("De Laet"), both residing at 9190 Stekene, Bormte 204 A, Belgium, subject to a pledge agreement dated 10 January 2000 (the "Schelfhout Pledge").
    4. Solely as security for the due performance of the Secured Liabilities (as defined below), the Pledgor has agreed to grant a Pledge (as defined below) over the Pledged Assets (as defined below) under the terms and conditions set out in this Agreement.

IT HAS BEEN AGREED AS FOLLOWS :

ARTICLE 1 : INTERPRETATION

1.1 Terms defined in the Loan Agreement shall have the same meaning in this Agreement, unless otherwise defined herein or the context otherwise requires.

1.2 In addition, the following terms shall have the following meaning for the purposes of this Agreement, unless the context otherwise requires :


       "Pledge"  means the pledge over the  Pledged  Assets  created  further to
       Article 2.

       "Pledged Assets" has the meaning ascribed thereto in Articles 3 and 6.

       "Secured Liabilities" means all present and future obligations and liabilities whether actual or contingent, of the Borrower to the Pledgees (or any of them) only pursuant to or in connection with the Loan Agreement, as amended, restated, varied, supplemented or novated from time to time, in each case together with all interest, costs, charges and expenses reasonably incurred by the Pledgees (or any of them) in connection with the protection, preservation, or enforcement of their respective rights hereunder.

       "Shares" has the meaning ascribed thereto in Article 3.


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1.3    In this Agreement any reference to an agreement  (howsoever  named) is to such agreement as it may be amended, restated, varied, supplemented or novated from time to time, whether before or after the date thereof.

ARTICLE 2 : PLEDGE

2.1 The Pledgor hereby pledges the Pledged Assets to the Pledgees, solely as security for the due performance of the Secured Liabilities under the Commercial Pledge Act of 5 May 1872.

2.2 The Parties agree that in the event of an assignment, transfer or novation by (one or several of) the Pledgees of all or any part of its (their) rights and obligations under the Loan Agreement, the other Pledgees shall preserve all of its (their) rights with respect to the Pledge as expressly permitted where relevant under article 1692 and/or 1278 (as the case may be) of the Belgian Civil Code, so that the security created by the Pledge shall be automatically transferred to the assignee, transferee or new creditor after novation.

2.3 The rights of the Pledgees under this Agreement are several and divided. A Pledgee may separately enforce such rights. If any Pledgee commences legal proceedings against the Pledgor, it shall forthwith upon the initiation thereof inform the other Pledgees. Upon any enforcement of this Agreement, any Pledgee shall be entitled to the proceeds of its proportionate share of the Pledged Assets (as set forth on Article 3.1. hereof) up to such amount of the Secured Liabilities which is owed to such Pledgee in satisfaction of such amounts.

ARTICLE 3 : THE PLEDGED ASSETS

3.1 The assets pledged hereunder (the "Pledged Assets") are the 592 shares which the Pledgor currently holds in the Company (the "Present Shares") and any other shares in the Company which the Pledgor may subscribe to or acquire in the future (the "Future Shares") (the Present Shares and the Future Shares collectively being referred to as the "Shares").

       148 (one hundred and fourty eight) of the Present Shares are pledged to each of the Pledgees in the following manner :

       (a) N(degree)s 49 to 132 (included) and N(degree)s 385 to 448 (included) are pledged to the First Pledgee ;

       (b) N(degree)s 133 to 216 (included) and N(degree)s 449 to 512 (included) are pledged to the Second Pledgee ;

       (c) N(degree)s 217 to 300 (included) and N(degree)s 513 to 576 (included) are pledged to the Third Pledgee and ;

       (d) N(degree)s 301 to 384 (included) and N(degree)s 577 to 640 (included) are pledged to the Fourth Pledgee.

       With respect to 256 of the Present Shares, i.e. N(degree)s 385 to 640 (included), the Pledge shall take effect immediately on the execution hereof.

       With respect to the further 336 of the Present Shares (i.e. N(degree)s 49 to 384(included)), the Pledge shall take effect immediately on the execution hereof and, for as long as the Schelfhout Pledge is in place, rank immediately after and subject to the Schelfhout Pledge, without prejudice to any rights which might be derived from the restraint orders granted to Schelfhout and De Laet by the Judge for Restraint Orders with the Civil Court of Dendermonde on 17 July 2001 and on 29 March 2002 (the "Restraint Orders").


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       The  Future  Shares  are  pledged  to each of the  Pledgees  in an  equal proportion, as a consequence of which each of the Pledgees shall automatically and by force of law have the benefit of the Pledge over 1/4th (one fourth) of such Future Shares.


3.2    The Shares are in registered  form.  The Pledgor  shall not,  without the
       relevant   Pledgee's  prior  written  consent,   request  or  permit  the
       conversion of the Shares into bearer shares.

3.3 The Pledgor shall arrange for the Pledge to be recorded and dated in the Company's share register and be signed therein on behalf of the Pledgor and the Pledgees :

       (a) for the Present Shares, simultaneously with or as soon as reasonably possible after the execution hereof or the lifting of the Schelfhout Pledge (as the case may be), or;

       (b)    for  the  Future  Shares,   simultaneously  with  or  as  soon  as
              reasonably   possible  after  its  subscription   thereto  or  the
              acquisition thereof.

3.4 For the purpose of recording the Pledge, the Pledgor shall excute a power of attorney in the form of Schedule 1 hereto.


ARTICLE 4 : REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS.

4.1    The Pledgor represents, warrants and undertakes to the Pledgees that :

       (a) it is a "naamloze vennootschap" duly established under the laws of Belgium, validly existing and not in liquidation, with power to enter into this Agreement and to exercise its rights and perform its obligations hereunder and all corporate and other action required to authorise execution and performance of this Agreement has been duly taken;

       (b) the Company is a "naamloze vennootschap" duly established under the laws of Belgium, validly existing and not in liquidation;

       (c) the Company's share capital is represented by 640 registered shares. There are no beneficial shares or other shares which represent the Company's share capital, nor are there any warrants, convertible bonds or other rights whatsoever to acquire shares in the Company currently outstanding;

       (d) it owns 256 (i.e. N(degree)s 385 to 640 (included)) of the Present Shares free and clear of any encumbrances other than the Restraint Orders ;

       (e) it owns 336 (i.e. N(degree)s 49 to 384 (included)) of the Present Shares subject to the Schelfhout Pledge; such Present Shares are however not subject to any other pledges or other encumbrances other than the Restraint Orders;

       (f) there are no limitations, whether pursuant to the Company's articles of association or to any agreement, to the transferability of the Shares or to the exercise of the voting rights attached thereto other than pursuant to the Schelfhout Pledge with respect to 336 (i.e. N(degree)s 49 to 384 (included)) of the Present Shares and other than the Restraint Orders ;

       (g) the Present Shares are fully paid-up ; the Company has not declared any dividends in respect of the Present Shares which are still unpaid on the date hereof;


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       (h)    it will not proceed to any disposal of its assets, undertakings or business activities in such a manner as might have a material adverse effect on the value of the Shares, without obtaining the Pledgees' prior consent (which is not to be unreasonably withheld or delayed), and;

       (i)    this  Agreement   does  not  violate  any   contractual  or  other
              obligation binding upon it.



4.2      the Pledgor undertakes as follows :

       (a) except as may be permitted under the Loan Agreement or the Schelfhout Pledge, it shall not dispose of the Pledged Assets, it shall not create any other pledge, charge or encumbrance in respect of the Pledged Assets (irrespective of whether ranking behind the Pledge), and shall not permit the existence of any such pledge, charge or encumbrance, and;

       (b) it shall co-operate with the Pledgees and sign or cause to be signed all such further documents and take all such further action as the Pledgees may from to time reasonably request to perfect and protect the Pledge and to carry out the provisions and purposes of this Agreement.


ARTICLE 5 : SCOPE OF THE PLEDGE

5.1 The Pledge shall be a continuing security, shall remain in force until released in accordance with Article 7, and shall in particular not be discharged by reason of the circumstance that there is at any time no obligation currently owing from the Pledgor to the Pledgees. For the avoidance of doubt it is however expressly understood that the Pledge may not be enforced at any time when there is no obligation currently owing from the Pledgor to the Pledgees.

5.2. The Pledge shall not be discharged by the entry of any Secured Liabilities into any current account, in which case the Pledge shall secure any provisional or final balance of such current account up to the amount in which such Secured Liabilities were entered therein.

5.3 Each of the Pledgees may at any time without discharging or in any way affecting the Pledge (a) grant the Pledgor any time or indulgence, (b) concur in any moratorium of the Secured Liabilities, (c) abstain from taking or perfecting any other security and discharge any other security, or (d) abstain from exercising any right or recourse or from proving or claiming any debt and waive any right of recourse.


ARTICLE 6 : RIGHTS ATTACHING TO THE SHARES

6.1    Voting rights

       Unless an Event of Default (as defined in the Loan Agreement) has occurred, the Pledgor shall exercise its voting rights in respect of the Shares in a manner consistent with the interests of the Pledgees.

       Upon an Event of Default which results in the Pledgees (or any of them) serving a Notice of Default to the Borrower under the Loan Agreement (hereinafter referred to as a "Declared Default") and as long as such Declared Default shall be continuing, the Pledgor shall cast the votes attaching to the Shares in accordance with the Pledgees' instructions, which instructions the Pledgor shall timeously seek.


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6.2    Dividend rights and other returns

       In the absence of any Declared Default, any dividends on the Shares shall be payable to the Pledgor.

       Following the occurrence of a Declared Default and as long as such Declared Default shall be continuing, any dividends shall be paid exclusively to the Pledgees which shall apply the same towards and to reduce down the Secured Liabilities.

       Any return on the Shares other than a dividend, irrespective of whether in the form or repayment of capital, scrips, dividend shares, bonus shares or otherwise, shall exclusively be paid or delivered to the Pledgees which shall apply the same towards and to reduce down the Secured Liabilities.

       In the event that any return on the Shares which, pursuant to the above paragraphs, is to be paid or delivered to the Pledgees, shall entitle the Pledgor to a tax credit on account of withholding taxes, the Pledgor shall, forthwith upon the declaration of such return, pay to the Pledgees an amount equivalent to such tax credit and such amount shall be deemed a return on the Shares for the purposes of this Article 6.2, which is to be applied towards and to reduce down the Secured Liabilities.

       The Pledge shall not in any way be affected by any stamping, regrouping, splitting or renewal of the Shares, or by any similar operation, and the securities resulting from any such operation shall be part of the Shares and the Pledged Assets.


ARTICLE 7 : DISCHARGE OF THE PLEDGE

7.1 The Pledge shall be discharged by, and only by, the express release thereof granted by the Pledgees. The Pledgees shall grant such express discharge as soon as practical after all the Secured Liabilities pursuant to the Loan Agreement have irrevocably been fulfilled in accordance with its terms and conditions.

7.2 The Pledgees shall inform the Company of such release, and shall provide the Pledgor with a power of attorney in favour of the agent designated by the Pledgor for the purpose of recording the release of the Pledge in the Company's share register. Forthwith upon such release being granted, the Pledgees shall return to the Pledgor any other Pledged Assets and the Pledgor shall take delivery thereof.

7.3 Any release of the Pledge shall be null and void and without effect if any payment received by the Pledgees (or any of them) and applied towards satisfaction of all or part of the Secured Liabilities (a) is avoided or declared invalid as against the creditors of the maker of such payment, or (b) becomes repayable by the Pledgees (or any of them) to a third party, or (c) proves not to have been effectively received by the Pledgees (or any of them).


ARTICLE 8 : DUTIES OF THE PLEDGEES

8.1 The Pledgees shall not be liable for any acts or omissions including, without limitation, acts or omissions with respect to the Pledged Assets, except in case of their gross negligence or wilful misconduct.

8.2 None of the Pledgees shall be under any obligation to take any steps necessary to preserve any rights in the Pledged Assets against any other third parties but may do so at its option, and all expenses reasonably incurred in connection


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       therewith  shall be for the  account of the  Pledgor and shall be part of
       Secured Liabilities.


ARTICLE 9 : EXPENSES

All reasonable expenses and duties in connection with this Agreement, in particular with regard to the establishment and perfection of the Pledge and the granting of any release thereof, shall be borne by the First Pledgee.

ARTICLE 10 : EVIDENCE OF SECURED LIABILITIES

A bona fide certificate by the Pledgees as to the amount and the terms and conditions of the Secured Liabilities, properly prepared and delivered, shall be conclusive evidence as against the Pledgor, save to the extent of contrary evidence (if any).

ARTICLE 11 : NOTICES

Article 19 (Notices) of the Loan Agreement shall apply to any notice given pursuant to or in connection with this Agreement.

ARTICLE 12 : SEVERABILITY

The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of this Agreement or any other provision hereof.

ARTICLE 13 : WAIVER

No failure on the part of the Pledgees (or any of them) or of the Pledgor to exercise, or delay on its part in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single exercise by the Pledgees (or any of them) or by the Pledgor of any right preclude any further or other exercise of such right or the exercise of any other right by the Pledgees or by the Pledgor.

ARTICLE 14 : APPLICABLE LAW AND JURISDICTION

14.1 This Agreement shall be governed by and construed in accordance with Belgian law.

14.2 The Pledgor agrees for the benefit of the Pledgees that any dispute arising out of or in connection with this Agreement shall be subject to the exclusive jurisdiction of the Courts of Brussels, Belgium, without prejudice to the rights of the Pledgees to take legal action before any other court of competent jurisdiction.


ARTICLE 15 : FACSIMILE SIGNATURES

The Parties agree that this Agreement and all exhibits or documents in connection therewith, may be validly executed by facsimile signatures.


(signatory page follows)


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Agreed on 2 April 2002 and executed in five (5) originals on the dates indicated
hereinafter, each of the parties acknowledging having received one original.

The Pledgor :

         Date                       :...........................................

         Signature                  :...........................................
         Name                       : Dennis Petke for Aucxis Corp.
         Capacity                   : Managing Director

The First Pledgee :

         Date                       :...........................................

         Signature                  :...........................................
         Name                       :...........................................
         Capacity                   : Special Attorney

The Second Pledgee :

         Date                       :...........................................

         Signature                  :...........................................
         Name                       : Nicholas Saphir
         Capacity                   : Trustee

The Third Pledgee :

         Date                       :...........................................

         Signature                  :...........................................
         Name                       : Nicholas Moss for First Board Limited
         Capacity                   : Director

The Fourth  Pledgee :

         Date                       :...........................................

         Signature                  :...........................................
         Name                       : Jean-Jacques Mennillo


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SCHEDULE 1 : POWER OF ATTORNEY AS REFERRED TO IN ARTICLE 3.4
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The undersigned :

AUCXIS, a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 9190 Stekene, Zavelstraat 7, registered with the Commercial Registry of Sint-Niklaas as number 61.208 (the "Pledgor"), represented for the purpose of this Agreement by AUCXIS CORP., a company incorporated under the laws of the State of Nevada, United States of America, with its registered offices at Toronto Ontario M5H 1K4, 220, King Street West , represented for the purpose of this Agreement by Mr Dennis Petke, its Chief Financial Officer,

declares :

1. that it has, pursuant to a Pledge Agreement dated 2 April 2002, pledged to:

       (a) ABN AMRO CAPITAL (Belgium), a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 1000 Brussels, Regentlaan 53, Belgium, registered with the Commercial Registry of Brussels as number 622.783, 148 registered shares N(degree)s 49 to 132 (included) and N(degree)s 385 to 448 (included) ;

       (b) BODIN SAPHIR PENSION SCHEME a small self administered pension scheme under the Laws of England, Heronden, Chart Hill, Chart Sutton, Kent ME 17 3EZ, England, 148 registered shares N(degree)s 133 to 216 (included) and N(degree)s 449 to 512 (included) ;

       (c) MAGNUM TECHNOLOGY LTD., a limited liability company existing under the laws of Guernsey, with its administrative offices at St. Peter's House, St. Peter Port, GY1 6AX, Guernsey, The Channel Islands, 148 registered shares N(degree)s 217 to 300 (included) and N(degree)s 513 to 576 (included), and ;

       (d) Mr Jean Jacques MENNILLO, residing at 13190 Allauch, 270 Chemin de Carambot de la Ribassiere, France, 148 registered shares N(degree)s 301 to 384 (included) and N(degree)s 577 to 640 (included);

       in Aucxis Trading Solutions, a limited liability company ("naamloze vennootschap") existing under the laws of Belgium, with its registered offices at 9190 Stekene, Zavelstraat 7, registered with the Commercial Registry of Sint-Niklaas as number 43.775 (the "Company").


2. that it hereby appoints Bodin & Nielsen Ltd., a limited liability company under the laws of England, with its registered offices at Heronden, Chart Hill, Chart Sutton, Kent ME 17 3EZ, England, represented for the purpose of this agreement by Mr Nicholas Saphir (the "Attorney"), which accepts, or any third party further to be appointed by the Attorney, as its special attorney, with power to act alone or to substitute, for the purpose of recording the above pledge in the Company's share register.

Executed on 2 April  2002.


The Pledgor *:                              The Attorney


--------------------------
* Signature to be preceded by the hand-written words "Goed voor volmacht".